June 8, 2011

Supplement

SUPPLEMENT DATED JUNE 8, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2010

At a meeting held on June 6-7, 2011, the Board of Trustees (the "Board") of Morgan Stanley Special Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Small Company Growth Portfolio ("Small Company Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Small Company Growth and shareholders of the Fund would become shareholders of Small Company Growth, receiving shares of Small Company Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of Small Company Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the fourth quarter of 2011. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Small Company Growth is expected to be distributed to shareholders of the Fund during the third quarter of 2011. The Fund will be closed for purchases by new investors as of the close of business on June 9, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SMPSPT